Exhibit (r)

POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE COMPANY

John R. Woerner	James A. Brefeld Jr.
Gumer C. Alvero	Brian J. McGrane
Richard N. Bush	Jeninne C. McGee
Steve M. Gathje	Colin J. Lundgren
David K. Stewart

Do hereby jointly and severally authorize Dixie L. Carroll, David H. Weiser or Nicole D. Wood to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated: January 31, 2018

/s/ John R. Woerner John R. Woerner Chairman of the Board and President	/s/ James A. Brefeld Jr. James A. Brefeld Jr. Senior Vice President and Treasurer – Investments

/s/ Gumer C. Alvero Gumer C. Alvero Director and Executive Vice President – Annuities	/s/ Brian J. McGrane Brian J. McGrane Director, Executive Vice President and Chief Financial Officer

/s/ Richard N. Bush Richard N. Bush Senior Vice President – Corporate Tax	/s/ Jeninne C. McGee Jeninne C. McGee Director

/s/ Steve M. Gathje Steve M. Gathje Director, Senior Vice President and Chief Actuary	/s/ Colin J. Lundgren Colin J. Lundgren Director

/s/ David K. Stewart David K. Stewart Senior Vice President and Controller

RIVERSOURCE LIFE INSURANCE COMPANY

REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.
RiverSource Variable Annuity Account 1		811-07247
Privileged Assets Select Annuity	333-139768
RiverSource Variable Annuity Account		811-7195
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio Plus/RiverSource Personal Portfolio	333-139757
RiverSource Preferred Variable Annuity	333-139758
Evergreen Essential Variable Annuity	333-139763
Evergreen New Solutions Variable Annuity	333-139763
Evergreen New Solutions Select Variable Annuity	333-139759
Evergreen Pathways Variable Annuity	333-139759
Evergreen Pathways Select Variable Annuity	333-139759
Evergreen Privilege Variable Annuity	333-139759
RiverSource AccessChoice Select Variable Annuity	333-139759
RiverSource Endeavor Select Variable Annuity	333-139763
RiverSource FlexChoice Variable Annuity	333-139759
RiverSource FlexChoice Select Variable Annuity	333-139759
RiverSource Galaxy Premier Variable Annuity	333-139761
RiverSource Innovations Variable Annuity	333-139763
RiverSource Innovations Classic Variable Annuity	333-139763
RiverSource Innovations Classic Select Variable Annuity	333-139763
RiverSource Innovations Select Variable Annuity	333-139763
RiverSource New Solutions Variable Annuity	333-139763
RiverSource Pinnacle Variable Annuity	333-139761
RiverSource Platinum Variable Annuity	333-139760
RiverSource Signature Variable Annuity	333-139762
RiverSource Signature One Variable Annuity	333-139762
RiverSource Signature One Select Variable Annuity	333-139762
RiverSource Signature Select Variable Annuity	333-139760
Wells Fargo Advantage Variable Annuity	333-139762
Wells Fargo Advantage Builder Variable Annuity	333-139762
RiverSource Builder Select Variable Annuity	333-139762
Wells Fargo Advantage Choice Select Variable Annuity	333-139759
Wells Fargo Advantage Choice Variable Annuity	333-139759
Wells Fargo Advantage Select Variable Annuity	333-139763
RiverSource Account F		811-2317
RiverSource Variable Retirement & Combination Retirement Annuities	2-73114
RiverSource Employee Benefit Annuity	33-52518
RiverSource Flexible Annuity	33-4173
RiverSource Group Variable Annuity Contract	33-47302
RiverSource Variable Annuity Fund A		811-1653
RiverSource Variable Annuity Fund A	2-29081
RiverSource Variable Annuity Fund B		811-1674
RiverSource Variable Annuity Fund B - Individual	2-29358
RiverSource Variable Annuity Fund B - Group	2-47430
RiverSource Variable Account 10		811-0735
RiverSource Flexible Portfolio Annuity	33-62407
RiverSource Retirement Advisor Variable Annuity	333-79311

	1933 Act No.	1940 Act No.
RiverSource Retirement Advisor Variable Annuity – Band 3	333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311
RiverSource Retirement Advisor Advantage Variable Annuity – Band 3	333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-79311
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-79311
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-179358
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013 but prior to May 1, 2017)	333-188218
RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after May 1, 2017)
RiverSource Retirement Group Variable Annuity Contract I	333-177380
RiverSource Retirement Group Variable Annuity Contract II	333-177381
RiverSource Account SBS		811-06315
RiverSource Symphony Annuity	33-40779
RiverSource MVA Account S-3 file numbers are:	333-210988	N/A
Evergreen Essential Variable Annuity	333-210988
Evergreen New Solutions Variable Annuity	333-210988
Evergreen New Solutions Select Variable Annuity	333-210988
Evergreen Pathways Variable Annuity	333-210988
Evergreen Privilege Variable Annuity	333-210988
Evergreen Pathways Select Variable Annuity	333-210988
RiverSource AccessChoice Select Variable Annuity	333-210988
RiverSource Endeavor Select Variable Annuity	333-210988
RiverSource FlexChoice Variable Annuity	333-210988
RiverSource FlexChoice Select Variable Annuity	333-210988
RiverSource Galaxy Premier Variable Annuity	333-210988
RiverSource Innovations Variable Annuity	333-210988
RiverSource Innovations Classic Variable Annuity	333-210988
RiverSource Innovations Classic Select Variable Annuity	333-210988
RiverSource Innovations Select Variable Annuity	333-210988
RiverSource New Solutions Variable Annuity	333-210988
RiverSource Pinnacle Variable Annuity	333-210988
RiverSource Signature Variable Annuity	333-210988
RiverSource Signature One Variable Annuity	333-210988
RiverSource Signature One Select Variable Annuity	333-210988
RiverSource Signature Select Variable Annuity	333-210988
Wells Fargo Advantage Variable Annuity	333-210988
Wells Fargo Advantage Builder Variable Annuity	333-210988
RiverSource Builder Select Variable Annuity	333-210988
Wells Fargo Advantage Choice Select Variable Annuity	333-210988
RiverSource Account MGA	333-210986	N/A

	1933 Act No.	1940 Act No.
RiverSource Guaranteed Term Annuity	333-210986
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-210986
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-210986
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-210986
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-210986
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013)	333-210986
RiverSource Retirement Group Annuity Contract I	333-210986
RiverSource Retirement Group Annuity Contract II	333-210986
RiverSource Guaranteed Variable Annuity Contract	333-210981
RiverSource Variable Life Separate Account		811-4298
RiverSource Single Premium Variable Life Insurance	333-83456
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV – Estate Series	333-69777
RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 – Estate Series	333-182361
RiverSource Variable Second-To-Die Life Insurance	33-62457
RiverSource Variable Universal Life Insurance	33-11165
RiverSource Variable Universal Life Insurance III	333-69777
RiverSource Succession Select Variable Life Insurance	33-62457
RiverSource Single Premium Variable Life Insurance Policy	2-97637
RiverSource Variable Universal Life 6 Insurance
RiverSource Variable Life Account		811-09515
RiverSource Signature Variable Universal Life Insurance	333-84121
RiverSource Account for Smith Barney		811-4652
RiverSource Single Premium Variable Life Insurance Policy	33-5210

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